Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2014							2015							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$3,811	$3,889	$7,700	$3,921	$11,621	$4,258	$15,879	$4,041	$4,163	$8,204					7%	7%	(9)%	(7)%
US and Puerto Rico	1,765	1,901	3,666	1,968	5,634	2,082	7,716	2,044	1,837	3,881					(3)%	6%	—	—
Europe	948	908	1,856	814	2,670	922	3,592	782	974	1,756					7%	(5)%	(23)%	(19)%
Rest of the World	830	811	1,641	838	2,479	980	3,459	1,019	1,124	2,143					39%	31%	(16)%	(14)%
Other	268	269	537	301	838	274	1,112	196	228	424					(15)%	(21)%	N/A	N/A

% of Revenues	2014							2015
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
US and Puerto Rico	46.3%	48.9%	47.6%	50.2%	48.5%	48.9%	48.6%	50.6%	44.1%	47.3%
Europe	24.9%	23.3%	24.1%	20.8%	23.0%	21.7%	22.6%	19.4%	23.4%	21.4%
Rest of the World	21.8%	20.9%	21.3%	21.4%	21.3%	23.0%	21.8%	25.2%	27.0%	26.1%
Other	7.0%	6.9%	7.0%	7.6%	7.2%	6.4%	7.0%	4.8%	5.5%	5.2%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2014							2015							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$2,807	$2,770	$5,577	$2,843	$8,420	$3,240	$11,660	$3,059	$3,572	$6,631					29%	19%
Alliance and other revenues	1,004	1,119	2,123	1,078	3,201	1,018	4,219	982	591	1,573					(47)%	(26)%
Total Revenues	$3,811	$3,889	$7,700	$3,921	$11,621	$4,258	$15,879	$4,041	$4,163	$8,204					7%	7%

Cost of products sold	968	991	1,959	1,007	2,966	966	3,932	847	1,013	1,860					2%	(5)%
Marketing, selling and administrative	957	951	1,908	1,029	2,937	1,151	4,088	894	968	1,862					2%	(2)%
Advertising and product promotion	163	187	350	171	521	213	734	135	167	302					(11)%	(14)%
Research and development	946	1,416	2,362	983	3,345	1,189	4,534	1,016	1,856	2,872					31%	22%
Other (income)/expense	(208)	(104)	(312)	(277)	(589)	799	210	(299)	107	(192)					**	(38)%
Total Expenses	2,826	3,441	6,267	2,913	9,180	4,318	13,498	2,593	4,111	6,704					19%	7%

Earnings/(Loss) Before Income Taxes	$985	$448	$1,433	$1,008	$2,441	$(60)	$2,381	$1,448	$52	$1,500					(88)%	5%
Provision for Income Taxes	49	114	163	276	439	(87)	352	249	162	411					42%	**
Net Earnings/(Loss)	$936	$334	$1,270	$732	$2,002	$27	$2,029	$1,199	$(110)	$1,089					**	(14)%
Net Earnings/(Loss) Attributable to Noncontrolling Interest	(1)	1	—	11	11	14	25	13	20	33					**	N/A
Net Earnings/(Loss) Attributable to BMS	$937	$333	$1,270	$721	$1,991	$13	$2,004	$1,186	$(130)	$1,056					**	(17)%

Diluted Earnings/(Loss) per Common Share*	$0.56	$0.20	$0.76	$0.43	$1.19	$0.01	$1.20	$0.71	$(0.08)	$0.63					**	(17)%
Average Common Shares Outstanding - Diluted	1,666	1,669	1,668	1,670	1,668	1,673	1,670	1,676	1,667	1,677					—	1%
Dividends declared per common share	$0.36	$0.36	$0.72	$0.36	$1.08	$0.37	$1.45	$0.37	$0.37	$0.74					3%	3%

	2014							2015
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	74.6%	74.5%	74.6%	74.3%	74.5%	77.3%	75.2%	79.0%	75.7%	77.3%

Other Ratios
Effective tax rate	5.0%	25.4%	11.4%	27.4%	18.0%	145.0%	14.8%	17.2%	311.5%	27.4%

Other (Income)/Expense	2014							2015							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$54	$46	$100	$50	$150	$53	$203	$51	$49	$100					7%	—
Investment income	(23)	(28)	(51)	(20)	(71)	(30)	(101)	(30)	(26)	(56)					(7)%	10%
Provision for restructuring	21	16	37	35	72	91	163	12	28	40					75%	8%
Litigation charges/(recoveries)	29	(20)	9	10	19	4	23	12	4	16					**	78%
Equity in net income of affiliates	(36)	(33)	(69)	(12)	(81)	(26)	(107)	(26)	(22)	(48)					(33)%	(30)%
Out-licensed intangible asset impairment	—	—	—	18	18	11	29	13	—	13					N/A	N/A
Gain on sale of product lines, businesses and assets	(259)	7	(252)	(315)	(567)	3	(564)	(154)	(8)	(162)					**	(36)%
Other alliance and licensing income	(108)	(144)	(252)	(102)	(354)	(50)	(404)	(161)	(124)	(285)					(14)%	13%
Pension curtailments, settlements and special termination benefits	64	45	109	28	137	740	877	27	36	63					(20)%	(42)%
Loss on debt redemption	45	—	45	—	45	—	45	—	180	180					N/A	**
Other	5	7	12	31	43	3	46	(43)	(10)	(53)					**	**
	$(208)	$(104)	$(312)	$(277)	$(589)	$799	$210	$(299)	$107	$(192)					**	(38)%

* Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
** In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED JUNE 30, 2015
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2015	2014	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2015 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$4,163	$3,889	$274	7%	$(342)	$4,505	(9)%	16%
Gross profit	3,150	2,898	252	9%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	3,175	2,937	238	8%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	76.3%	75.5%

Marketing, selling and administrative	968	951	17	2%	72	1,040	7%	9%
Marketing, selling and administrative excluding specified items(a)	965	948	17	2%	72	1,037	7%	9%

Advertising and product promotion	167	187	(20)	(11)%	12	179	7%	(4)%

SG&A excluding specified items as a % of revenues	27.2%	29.2%

Research and development	1,856	1,416	440	31%	23	1,879	2%	33%
Research and development excluding specified items(a)	985	958	27	3%	23	1,008	2%	5%

Research and development excluding specified items as a % of revenues	23.7%	24.6%

YEAR-TO-DATE	2015	2014	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2015 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$8,204	$7,700	$504	7%	$(598)	$8,802	(7)%	14%
Gross profit	6,344	5,741	603	11%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	6,403	5,825	578	10%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	78.0%	75.6%

Marketing, selling and administrative	1,862	1,908	(46)	(2)%	125	1,987	6%	4%
Marketing, selling and administrative excluding specified items(a)	1,858	1,902	(44)	(2)%	125	1,983	6%	4%

Advertising and product promotion	302	350	(48)	(14)%	20	322	6%	(8)%

SG&A excluding specified items as a % of revenues	26.3%	29.2%

Research and development	2,872	2,362	510	22%	44	2,916	1%	23%
Research and development excluding specified items(a)	1,839	1,856	(17)	(1)%	44	1,883	2%	1%

Research and development excluding specified items as a % of revenues	22.4%	24.1%

(a) Refer to the Specified Items schedule for further details.
* Foreign exchange (FX) impact determined by the change in a line item's current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS AND RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
(Unaudited, dollars in millions)

	2014							2015							Growth $		% Change		EX-FX				FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD	QTD $	YTD $	Qtr vs. Qtr %	YTD vs. YTD %	Qtr vs. Qtr	YTD vs. YTD
TOTAL	$3,811	$3,889	$7,700	$3,921	$11,621	$4,258	$15,879	$4,041	$4,163	$8,204					$274	$504	7%	7%	$4,505	$8,802	16%	14%	(9)%	(7)%
Virology(a)
Baraclude	406	369	775	325	1,100	341	1,441	340	343	683					(26)	(92)	(7)%	(12)%	371	737	1%	(5)%	(8)%	(7)%
Hepatitis C Franchise(b)	—	—	—	49	49	207	256	264	479	743					479	743	N/A	N/A	579	887	N/A	N/A	N/A	N/A
Reyataz Franchise	344	362	706	338	1,044	318	1,362	294	303	597					(59)	(109)	(16)%	(15)%	322	636	(11)%	(10)%	(5)%	(5)%
Sustiva Franchise(c)	319	361	680	357	1,037	407	1,444	290	317	607					(44)	(73)	(12)%	(11)%	319	611	(12)%	(10)%	—	(1)%
Oncology(a)
Erbitux	169	186	355	187	542	181	723	165	169	334					(17)	(21)	(9)%	(6)%	169	334	(9)%	(6)%	—	—
Opdivo	—	—	—	1	1	5	6	40	122	162					122	162	N/A	N/A	122	162	N/A	N/A	N/A	N/A
Sprycel	342	368	710	385	1,095	398	1,493	375	405	780					37	70	10%	10%	440	848	20%	19%	(10)%	(9)%
Yervoy	271	321	592	350	942	366	1,308	325	296	621					(25)	29	(8)%	5%	326	676	2%	14%	(10)%	(9)%
Neuroscience(a)
Abilify(d)	540	555	1,095	449	1,544	476	2,020	554	107	661					(448)	(434)	(81)%	(40)%	112	670	(80)%	(39)%	(1)%	(1)%
Immunoscience(a)
Orencia(e)	363	402	765	444	1,209	443	1,652	400	461	861					59	96	15%	13%	489	914	22%	19%	(7)%	(6)%
Cardiovascular(a)
Eliquis	106	171	277	216	493	281	774	355	437	792					266	515	**	**	478	860	**	**	N/A	N/A

Mature Products and All Other(f)	951	794	1,745	820	2,565	835	3,400	639	724	1,363					(70)	(382)	(9)%	(22)%	778	1,467	(2)%	(16)%	(7)%	(6)%

Total Excluding Diabetes Alliance	3,632	3,862	7,494	3,879	11,373	4,211	15,584	3,987	4,099	8,086					237	592	6%	8%	4,441	8,684	15%	16%	(9)%	(8)%

**	In excess of 100%
(a)	Key products listed do not represent all products in the respective therapeutic areas.
(b)
Includes Daklinza (daclatasvir) and Sunvepra (asunaprevir) revenues of $382M and $97M for the three months ended June 30, 2015, respectively, and $562M and $181M for the six months ended June 30, 2015, respectively.

(c)
The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla. Includes alliance and other revenue of $276M and $313M for the three months ended June 30, 2015 and 2014, respectively, and $527M and $585M for the six months ended June 30, 2015 and 2014, respectively.

(d)
Includes alliance and other revenue of $70M and $499M for the three months ended June 30, 2015 and 2014, respectively, and $578M and $940M for the six months ended June 30, 2015 and 2014, respectively.

(e)	Includes Orencia SubQ revenues of $207M and $160M for the three months ended June 30, 2015 and 2014, respectively, and $383M and $296M for the six months ended June 30, 2015 and 2014, respectively.
(f)
Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue. Includes Diabetes Alliance revenues of $64M and $27M for the three months ended June 30, 2015 and 2014, respectively, and $118M and $206M for the six months ended June 30, 2015 and 2014, respectively.

BRISTOL-MYERS SQUIBB COMPANY
DOMESTIC REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2014							2015							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
TOTAL(a)	$1,765	$1,901	$3,666	$1,968	$5,634	$2,082	$7,716	$2,044	$1,837	$3,881					(3)%	6%
Virology
Baraclude	70	84	154	40	194	21	215	46	37	83					(56)%	(46)%
Reyataz Franchise	176	168	344	169	513	176	689	143	157	300					(7)%	(13)%
Sustiva Franchise(b)	228	266	494	284	778	340	1,118	234	258	492					(3)%	—
Oncology
Erbitux	158	178	336	175	511	171	682	157	165	322					(7)%	(4)%
Opdivo	—	—	—	—	—	1	1	38	107	145					N/A	N/A
Sprycel	145	163	308	179	487	184	671	181	205	386					26%	25%
Yervoy	146	173	319	191	510	199	709	181	136	317					(21)%	(1)%
Neuroscience
Abilify	325	417	742	407	1,149	423	1,572	508	67	575					(84)%	(23)%
Immunoscience
Orencia(c)	229	254	483	292	775	289	1,064	259	310	569					22%	18%
Cardiovascular
Eliquis	61	94	155	113	268	136	404	200	243	443					**	**

Mature Products and All Other(d)	227	104	331	118	449	142	591	97	152	249					46%	(25)%

Total Excluding Diabetes Alliance	1,651	1,901	3,552	1,968	5,520	2,086	7,606	2,044	1,834	3,878					(4)%	9%

**	In excess of 100%
(a)	Domestic revenues include United States and Puerto Rico.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(c)	Includes Orencia SubQ revenues of $136M and $105M for the three months ended June 30, 2015 and 2014, respectively, and $247M and $198M for the six months ended June 30, 2015 and 2014, respectively.
(d)	Represents all other products sold in the U.S., including those which have lost exclusivity in major markets.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2014							2015							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	$2,046	$1,988	$4,034	$1,953	$5,987	$2,176	$8,163	$1,997	$2,326	$4,323					17%	7%	(17)%	(15)%
Virology
Baraclude	336	285	621	285	906	320	1,226	294	306	600					7%	(3)%	(10)%	(8)%
Hepatitis C Franchise(a)	—	—	—	49	49	207	256	264	479	743					N/A	N/A	N/A	N/A
Reyataz Franchise	168	194	362	169	531	142	673	151	146	297					(25)%	(18)%	(10)%	(11)%
Sustiva Franchise(b)	91	95	186	73	259	67	326	56	59	115					(38)%	(38)%	(2)%	(1)%
Oncology
Erbitux	11	8	19	12	31	10	41	8	4	12					(50)%	(37)%	(3)%	(2)%
Opdivo	—	—	—	1	1	4	5	2	15	17					N/A	N/A	N/A	N/A
Sprycel	197	205	402	206	608	214	822	194	200	394					(2)%	(2)%	(17)%	(17)%
Yervoy	125	148	273	159	432	167	599	144	160	304					8%	11%	(20)%	(20)%
Neuroscience
Abilify(c)	215	138	353	42	395	53	448	46	40	86					(71)%	(76)%	(3)%	(3)%
Immunoscience
Orencia	134	148	282	152	434	154	588	141	151	292					2%	4%	(19)%	(18)%
Cardiovascular
Eliquis	45	77	122	103	225	145	370	155	194	349					**	**	N/A	N/A

Mature Products and All Other(d)	724	690	1,414	702	2,116	693	2,809	542	572	1,114					(17)%	(21)%	(8)%	(7)%

Total Excluding Diabetes Alliance	1,981	1,961	3,942	1,911	5,853	2,125	7,978	1,943	2,265	4,208					16%	7%	(17)%	(15)%

**	In excess of 100%
(a)
Includes Daklinza (daclatasvir) revenues of $382M and Sunvepra (asunaprevir) revenues of $97M for the three months ended June 30, 2015 and $562M and $181M for the six months ended, June 30, 2015, respectively.

(b)	The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(c)	Includes revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(d)	Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN NON-GAAP LINE ITEMS TO CERTAIN GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2014							2015
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$2,843	$2,898	$5,741	$2,914	$8,655	$3,292	$11,947	$3,194	$3,150	$6,344
Specified items(a)	45	39	84	36	120	31	151	34	25	59
Gross profit excluding specified items	2,888	2,937	5,825	2,950	8,775	3,323	12,098	3,228	3,175	6,403

Marketing, selling and administrative	957	951	1,908	1,029	2,937	1,151	4,088	894	968	1,862
Specified items(a)	(3)	(3)	(6)	(98)	(104)	(1)	(105)	(1)	(3)	(4)
Marketing, selling and administrative excluding specified items	954	948	1,902	931	2,833	1,150	3,983	893	965	1,858

Research and development	946	1,416	2,362	983	3,345	1,189	4,534	1,016	1,856	2,872
Specified items(a)	(48)	(458)	(506)	(65)	(571)	(50)	(621)	(162)	(871)	(1,033)
Research and development excluding specified items	898	958	1,856	918	2,774	1,139	3,913	854	985	1,839

Other (income)/expense	(208)	(104)	(312)	(277)	(589)	799	210	(299)	107	(192)
Specified items(a)	88	(67)	21	203	224	(850)	(626)	122	(237)	(115)
Other (income)/expense excluding specified items	(120)	(171)	(291)	(74)	(365)	(51)	(416)	(177)	(130)	(307)

Effective Tax Rate	5.0%	25.4%	11.4%	27.4%	18.0%	145.0%	14.8%	17.2%	311.5%	27.4%
Specified items(a)	18.0%	(4.1)%	10.7%	(3.2)%	4.8%	(135.0)%	5.1%	3.6%	(288.1)%	(5.5)%
Effective Tax Rate excluding specified items	23.0%	21.3%	22.1%	24.2%	22.8%	10.0%	19.9%	20.8%	23.4%	21.9%

(a) Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2014							2015
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Cost of products sold(a)	$45	$39	$84	$36	$120	$31	$151	$34	$25	$59

Additional year of Branded Prescription Drug Fee	—	—	—	96	96	—	96	—	—	—
Process standardization implementation costs	3	3	6	2	8	1	9	1	3	4
Marketing, selling and administrative	3	3	6	98	104	1	105	1	3	4

Upfront, milestone and other payments	15	148	163	65	228	50	278	162	869	1,031
IPRD impairments	33	310	343	—	343	—	343	—	—	—
Accelerated depreciation and other shutdown costs	—	—	—	—	—	—	—	—	2	2
Research and development	48	458	506	65	571	50	621	162	871	1,033

Provision for restructuring	21	16	37	35	72	91	163	12	28	40
Gain on sale of product lines, businesses and assets	(259)	12	(247)	(315)	(562)	3	(559)	(152)	(8)	(160)
Pension curtailments, settlements and special termination benefits	64	45	109	28	137	740	877	27	36	63
Acquisition and alliance related items(b)	16	17	33	39	72	—	72	(36)	—	(36)
Litigation charges/(recoveries)	25	(23)	2	10	12	15	27	14	1	15
Out-licensed intangible asset impairment	—	—	—	—	—	11	11	13	—	13
Loss on debt redemption	45	—	45	—	45	—	45	—	180	180
Upfront, milestone and other licensing receipts	—	—	—	—	—	(10)	(10)	—	—	—
Other (income)/expense	(88)	67	(21)	(203)	(224)	850	626	(122)	237	115

Increase/(decrease) to pretax income	8	567	575	(4)	571	932	1,503	75	1,136	1,211

Income tax on items above	(179)	(102)	(281)	33	(248)	(297)	(545)	(68)	(116)	(184)
Specified tax charge(c)	—	—	—	—	—	123	123	—	—	—
Income taxes	(179)	(102)	(281)	33	(248)	(174)	(422)	(68)	(116)	(184)

Increase/(decrease) to net earnings	$(171)	$465	$294	$29	$323	$758	$1,081	$7	$1,020	$1,027

(a) Specified items in cost of products sold are accelerated depreciation, asset impairment and other shutdown costs.
(b) Includes $16 million of additional year of Branded Prescription Drug Fee in the third quarter of 2014.
(c) The 2014 specified tax charge relates to transfer pricing matters.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Cash and cash equivalents	$5,225	$4,282	$4,851	$5,571	$6,294	$4,199
Marketable securities - current	1,834	2,893	2,370	1,864	1,313	1,277
Marketable securities - long term	3,558	3,876	4,328	4,408	4,279	4,632
Cash, cash equivalents and marketable securities	10,617	11,051	11,549	11,843	11,886	10,108

Short-term borrowings and current portion of long-term debt	(281)	(365)	(401)	(590)	(330)	(755)
Long-term debt	(7,367)	(7,372)	(7,267)	(7,242)	(7,127)	(6,615)
Net cash position	$2,969	$3,314	$3,881	$4,011	$4,429	$2,738

BRISTOL-MYERS SQUIBB COMPANY
2015 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2015
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$1.02 to $1.12
Projected Specified Items:
Downsizing and streamlining of worldwide operations	(0.01)
Upfront and milestone payments, net	0.57
Pension Related items	0.05
Impairments	0.01
Other	0.06
Total	0.68

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$1.70 to $1.80

Gross margin as a percentage of revenues on a GAAP and non-GAAP basis for the six months ended June 30, 2015 was 77.3% and 78.0%, respectively. On a non-GAAP basis, the Company projects gross margin as a percentage of revenues for the full year 2015 to be approximately 76%. There is no reliable comparable GAAP measure for this forward-looking information on gross margin. See "—Reconciliation of GAAP and non-GAAP Growth Dollars and Percentages Excluding Foreign Exchange Impact".

Research and development expenses on a GAAP and non-GAAP basis for the six months ended June 30, 2015 were $2.9 billion and $1.8 billion, respectively. On a non-GAAP basis, the Company projects research and development expenses for the full year 2015 to increase in the mid-single-digit range compared to 2014. It is estimated that 30% to 45% of the research and development expenses in 2015 will be incurred on late-stage development programs. There is no reliable comparable GAAP measure for this forward-looking information on research and development. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

Marketing, selling and administrative expenses on a GAAP and non-GAAP basis for the six months ended June 30, 2015 were $1.9 billion. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2015 to decrease in the low- to mid-single-digit range compared to 2014. There is no reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

The effective tax rate on a GAAP basis for the six months ended June 30, 2015 was 27.4%. On a non-GAAP basis, for the six months ended June 30, 2015 the effective tax rate was 21.9%. On a non-GAAP basis, the Company projects an annual effective tax rate of approximately 19%. There is no reliable comparable GAAP measure for this forward-looking information on the tax rate. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

The GAAP financial results for the full year 2015 will include specified items, including gains on divestitures, expected charges associated with downsizing and streamlining worldwide operations, in-process research and development (IPRD) , upfront and milestone payments, restructuring and pension related items.  The GAAP financial results for the full year 2015 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, charges for IPRD and licensed asset impairments, charges and recoveries relating to significant legal proceedings, restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Second Quarter 2015 Financial Results, July 23, 2015 including “2015 Financial Guidance” and “Use of non-GAAP Financial Information” therein.